                                                                    EXHIBIT 99.1


NEWS                    NOBLE CORPORATION                                 [LOGO]
                        13135 SOUTH DAIRY ASHFORD, SUITE 800
                        SUGAR LAND, TX 77478
                        PHONE:  281-276-6100  FAX:  281-491-2092

                    NOBLE REPORTS SECOND QUARTER 2002 RESULTS

         SUGAR LAND, Texas, July 25, 2002 -- Noble Corporation reported net income for the second quarter of 2002 of $57.4 million, or $0.43 per diluted share, on operating revenues of $247.4 million, compared to net income of $68.0 million, or $0.50 per diluted share, on operating revenues of $246.6 million for the second quarter of 2001. Net income for the six months ended June 30, 2002 was $108.9 million, or $0.81 per diluted share, on operating revenues of $482.9, compared to net income of $122.5 million, or $0.90 per diluted share, on revenues of $469.0 million for the six months ended June 30, 2001.

         At June 30, 2002, the Company's consolidated balance sheet reflected $1.92 billion in shareholders' equity, $197.7 million in cash and cash equivalents, and $580.5 million in total debt.

         James C. Day, Chairman and Chief Executive Officer, said, "As anticipated, we did experience some improvement in operations as our second quarter net income increased 12 percent over first quarter's results."

         Offshore contract drilling services revenues from deepwater drilling units (capable of drilling in 4,000 feet and greater) accounted for approximately 34 percent and 35 percent of the Company's total offshore contract drilling services revenues for the second quarter of 2002 and 2001, respectively. The Company currently operates five deepwater semisubmersibles in the Gulf of Mexico and one deepwater semisubmersible and three deepwater drillships offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 68 percent and 48 percent of the Company's total offshore contract drilling services revenues for the second quarter of 2002 and 2001, respectively. Lower average dayrates and utilization rates on the Company's domestic jackup rigs, which were caused by weak market conditions in the U.S. Gulf of Mexico, more than offset improved operating results in certain international locations. The average dayrate on the Company's domestic jackup rigs was $25,373 in the second quarter of 2002, down 52 percent from the same quarter of the prior year. Utilization on these rigs decreased from 94 percent in the second quarter of the prior year to 93 percent in the second quarter of this year. However, dayrates in certain international markets, especially the North Sea, the Middle East and West Africa were significantly higher in the second quarter of 2002 than the same quarter of the prior year. The average dayrate for the Company's international rigs was $63,881 in the second quarter of 2002 compared to $55,722 in the second quarter of 2001. Utilization on these rigs increased from 87 percent in the second quarter of the prior year to 98 percent in the second quarter of this year.

         Day said, "Clearly we are not out of danger with respect to the U.S. economy. Any future deterioration in demand could obviously impact drilling activity levels in subsequent quarters."

         Noble Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with the Company's fleet of 53 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of 13 semisubmersibles and three dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. The Company's premium fleet of 34 independent leg, cantilever jackup rigs includes 21 units that operate in water depths of 300 feet and greater, four of which operate in water depths of 360 feet and greater, and 11 units that operate in water depths up to 250 feet. In addition, the Company's fleet includes three submersible units. Nine of the Company's units are capable of operating in harsh environments. Over 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Brazil, West Africa, the Middle East, India and Mexico. The Company also provides labor contract drilling services, well site and project management services, and engineering services. The Company's common stock is traded on the New York Stock Exchange under the symbol "NE".

         This news release may contain "forward-looking statements" about the business, financial performance and prospects of the Company. Statements about the Company's or management's plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the U.S. Securities and Exchange Commission.

          Additional information on Noble Corporation is available via the world wide web at http://www.noblecorp.com.

                                       ###

NOBLE CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)


                                                Quarter Ended June 30,
                                          --------------------------------------
                                               2002                  2001
                                          ---------------      ---------------

Operating Revenues                        $       247,391      $       246,646
Operating Costs and Expenses                     (169,117)            (149,248)
                                          ---------------      ---------------
Operating Income                                   78,274               97,398
Other Income (Expense), Net                        (8,652)              (8,133)
                                          ---------------      ---------------
Income Before Income Taxes                         69,622               89,265
Income Tax Provision                              (12,184)             (21,262)
                                          ---------------      ---------------
Net Income                                $        57,438      $        68,003
                                          ===============      ===============

Earnings Per Share:
     Basic                                $          0.43      $          0.51
     Diluted                              $          0.43      $          0.50


Weighted Average Common Shares
  Outstanding:
     Basic                                        132,507              133,865
     Diluted                                      134,132              135,457


--------------------------

NOBLE CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)


                                                  Six Months Ended June 30,
                                           -------------------------------------
                                             2002                  2001
                                          ---------------      ---------------
Operating Revenues                        $       482,864      $       469,037
Operating Costs and Expenses                     (333,985)            (288,829)
                                          ---------------      ---------------
Operating Income                                  148,879              180,208
Other Income (Expense), Net                       (17,614)             (17,838)
                                          ---------------      ---------------
Income Before Income Taxes                        131,265              162,370
Income Tax Provision                              (22,397)             (39,904)
                                          ---------------      ---------------
Net Income                                $       108,868      $       122,466
                                          ===============      ===============

Earnings Per Share:
     Basic                                $          0.82      $          0.92
     Diluted                              $          0.81      $          0.90


Weighted Average Common Shares
  Outstanding:
     Basic                                      132,289               133,767
     Diluted                                    133,712               135,502

---------------------------

NC-272
7/25/02

For additional information contact:
John T. Rynd, Vice President - Investor Relations, Noble Drilling Services Inc. Noble Corporation, 281-276-6100

                                  [NOBLE LOGO]

                                NOBLE CORPORATION
                           Quarter Ended June 30, 2002

                  Supplementary Financial and Operational Data

                                NOBLE CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
           QUARTER ENDED JUNE 30, 2002 AND CERTAIN PRECEDING QUARTERS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                       QUARTER ENDED
                                                         --------------------------------------------------------------------------
                                                          6/30/02      3/31/02     12/31/01      9/30/01      6/30/01      3/31/01
                                                         ---------    ---------    ---------    ---------    ---------    ---------
OPERATING REVENUES:
    Contract drilling services                           $ 234,922    $ 220,805    $ 244,252    $ 257,926    $ 233,344    $ 210,427
    Labor contract drilling services                         6,735        7,924        7,858        7,976        7,977        7,481
    Engineering, consulting and other                        5,734        6,744        8,390        6,890        5,325        4,483
                                                         ---------    ---------    ---------    ---------    ---------    ---------
                                                           247,391      235,473      260,500      272,792      246,646      222,391
                                                         ---------    ---------    ---------    ---------    ---------    ---------

OPERATING COSTS AND EXPENSES:
    Contract drilling services                             121,161      114,132      118,132      114,013      103,437       96,182
    Labor contract drilling services                         5,087        6,327        6,291        6,817        6,558        6,079
    Engineering, consulting and other                        5,459        4,904        5,761        5,237        3,807        2,856
    Depreciation and amortization                           31,239       30,293       31,206       30,314       29,116       27,939
    Selling, general and administrative                      6,171        9,212        6,328        5,114        6,330        6,525
                                                         ---------    ---------    ---------    ---------    ---------    ---------
                                                           169,117      164,868      167,718      161,495      149,248      139,581
                                                         ---------    ---------    ---------    ---------    ---------    ---------

OPERATING INCOME                                            78,274       70,605       92,782      111,297       97,398       82,810

OTHER INCOME (EXPENSE):
    Interest expense                                       (10,591)     (10,700)     (11,218)     (11,578)     (12,401)     (12,555)
    Other, net                                               1,939        1,738        2,802        3,537        4,268        2,850
                                                         ---------    ---------    ---------    ---------    ---------    ---------
INCOME BEFORE INCOME TAXES
    AND EXTRAORDINARY CHARGE                                69,622       61,643       84,366      103,256       89,265       73,105

INCOME TAX PROVISION                                       (12,184)     (10,213)     (20,880)     (25,298)     (21,262)     (18,642)
                                                         ---------    ---------    ---------    ---------    ---------    ---------

INCOME BEFORE EXTRAORDINARY CHARGE                          57,438       51,430       63,486       77,958       68,003       54,463

EXTRAORDINARY CHARGE, NET OF TAX (1)                            --           --           --         (988)          --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------

NET INCOME                                               $  57,438    $  51,430    $  63,486    $  76,970    $  68,003    $  54,463
                                                         =========    =========    =========    =========    =========    =========


EARNINGS PER SHARE-DILUTED:
    INCOME BEFORE EXTRAORDINARY CHARGE                   $    0.43    $    0.39    $    0.48    $    0.59    $    0.50    $    0.40
    EXTRAORDINARY CHARGE                                        --           --           --        (0.01)          --           --
                                                         ---------    ---------    ---------    ---------    ---------    ---------
    NET INCOME PER COMMON SHARE-DILUTED                  $    0.43    $    0.39    $    0.48    $    0.58    $    0.50    $    0.40
                                                         =========    =========    =========    =========    =========    =========

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED                134,132      133,291      132,882      132,809      135,457      135,547
                                                         =========    =========    =========    =========    =========    =========

-------------------------------------------------
Notes to Statements of Income Follow on Next Page

                                NOBLE CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                           QUARTER ENDED JUNE 30, 2002

NOTES:

(1) For the quarter ended September 30, 2001, the amount relates to the Company's purchase and retirement of $43.3 million principal amount of its 7.50% Senior Notes due 2019, net of income taxes of $0.5 million.

                                NOBLE CORPORATION
                    QUARTERLY CONSOLIDATED BALANCE SHEET DATA
           QUARTER ENDED JUNE 30, 2002 AND CERTAIN PRECEDING QUARTERS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                       AS OF
                                                 --------------------------------------------------------------------------------
                                                   6/30/02      3/31/02       12/31/01      9/30/01       6/30/01       3/31/01
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Cash and cash equivalents (1)                    $  204,883    $  187,772    $  246,075    $  186,673    $  225,790    $  224,616

Total current assets                                490,792       462,044       494,049       438,367       452,634       406,181

Property and equipment (net)                      2,274,737     2,227,723     2,149,217     2,139,907     2,084,579     2,087,123

Total assets                                      2,881,933     2,797,816     2,750,740     2,684,631     2,686,060     2,639,399

Total current liabilities                           220,447       196,241       207,549       195,425       202,651       181,219

Current maturities of long-term debt                 61,714        58,545        55,430        52,370        49,364        48,590

Total debt                                          580,494       593,127       605,561       617,800       673,152       685,011

Total liabilities                                   963,312       952,300       972,421       964,415     1,012,883       989,755

Shareholders' equity                              1,918,621     1,845,516     1,778,319     1,720,216     1,673,177     1,649,644

--------------------------------

(1) Includes amounts classified as restricted cash of $7.2 million at June 30, 2002 and March 31, 2002, $9.4 million at December 31, 2001, $7.3 million at September 30, 2001, $7.2 million at June 30, 2001 and $3.9 million at March 31, 2001. Does not include amounts classified as investment in marketable securities of $50.0 million, $39.8 million, $35.3 million and $26.1 million at June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001, respectively.

                                NOBLE CORPORATION
                   CONSOLIDATED FINANCIAL AND OPERATIONAL DATA
                   (IN THOUSANDS, EXCEPT UTILIZATION AMOUNTS,
              OPERATING DAYS, AVERAGE DAYRATE AND MARKETABLE RIGS)

                                                                                       UNAUDITED
                                                     ------------------------------------------------------------------------------
                                                         2ND QUARTER 2002           2ND QUARTER 2001            YTD JUNE 2002
                                                     ------------------------    ------------------------   -----------------------
REVENUES                                             Domestic   International    Domestic   International   Domestic  International
--------                                             --------   -------------    --------   -------------   --------  -------------
OFFSHORE
        Drilling                                     $ 75,987      $158,935      $122,290      $111,054      $148,787    $306,940
        Labor                                              --         6,735            --         7,977            --      14,659

ENGINEERING, CONSULTING AND OTHER                       2,625         3,109         3,079         2,246         6,342       6,136

DIRECT EXPENSES
---------------
Offshore
        Drilling                                     $ 45,230      $ 75,931      $ 40,234      $ 63,203      $ 82,937    $152,356
        Labor                                              --         5,087            --         6,558            --      11,414

ENGINEERING, CONSULTING AND OTHER                       3,451         2,008         2,703         1,104         6,576       3,787

STATISTICS
----------
OFFSHORE DRILLING
        Utilization                                        88%           98%           98%           87%           81%         96%
        Operating Days                                  1,363         2,488         1,718         1,993         2,531       4,844
        Average Dayrate                              $ 55,750      $ 63,881      $ 71,182      $ 55,722      $ 58,786    $ 63,365
        Marketable Rigs - period end                       17            29            19            28            17          29




-----------------------------------

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JULY 25, 2002

                                                                  YEAR
                                                                  BUILT/       WATER
RIG                            RIG DESIGN                        REBUILT       DEPTH         LOCATION
---                            ----------                        -------       -----         --------
U.S. GULF OF MEXICO (21)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul               MLT Class 84-E.R.C. (T)           1976/1995     390'-IC    South Timbalier 295

Noble Leonard Jones            MLT Class 53-E.R.C. (T)           1972/1998     390'-IC    Eugene Island 240

Noble Bill Jennings            MLT Class 84-E.R.C. (T)           1975/1997     390'-IC    Eugene Island 361


Noble Johnnie Hoffman          BakMar BMC 300 IC (T) (Z)         1976/1993     300'-IC    South Pelto 22

Noble Sam Noble                Levingston Class 111-C (T)           1982       300'-IC    East Cameron 83


Noble Gene Rosser              Levingston Class 111-C (T)        1977/1996     300'-IC    Matagorda 700


Noble John Sandifer            Levingston Class 111-C (T)        1975/1995     300'-IC    Eugene Island 305

Noble Tom Jobe                 MLT Class 82-SD-C (T) (Z)            1982       250'-IC    Vermilion 54


Noble Earl Frederickson        MLT Class 82-SD-C (T) (Z)            1979       250'-IC    Eugene Island 237

Noble Carl Norberg             MLT Class 82-C (T)                1976/1996     250'-IC    East Cameron 82

SEMISUBMERSIBLES (8)
--------------------
Noble Paul Romano              Noble EVA 4000TM (T)              1981/1998      6,000'    Green Canyon 248


Noble Jim Thompson             Noble EVA 4000TM (T)              1984/1999      6,000'    Garden Banks 559


Noble Amos Runner              Noble EVA 4000TM (T)              1982/1999      6,600'    Green Canyon 485

Noble Max Smith                Noble EVA 4000TM (T)              1980/1999      6,000'    Grand Isle 87








Noble Homer Ferrington         F&G 9500 Enhanced Pacesetter (T)  1985/2000      6,000'    Mississippi Canyon 211







Noble Clyde Boudreaux          F&G 9500 Enhanced Pacesetter      1987/1999     10,000'    MS - F&G shipyard



Noble Lorris Bouzigard (ex-96) IPF Pentagone (T)                    1975       4,000' *   MS - F&G shipyard



Noble Therald Martin (ex-97)   IPF Pentagone (T)                    1977       4,000' *   MS - F&G shipyard



SUBMERSIBLES (3)
----------------
Noble Fri Rodli                Transworld                        1979/1998      70'-C     West Cameron 38

Noble Joe Alford               Pace 85                              1982        85'-C     Vermilion 16

Noble Lester Pettus            Pace 85                              1982        85'-C     Eugene Island 110


                                                  ANTICIPATED
                                                    CONTRACT      DAYRATE
RIG                                OPERATOR        EXPIRATION      ($000)     COMMENTS
---                                --------       -----------     -------     --------
U.S. GULF OF MEXICO (21)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                     Apache           8/2002        39-41     Rate effective 7/01/2002. Rate review every 30 days.

Noble Leonard Jones                    BP             10/2002       35-37     90-day extension effective 8/01/2002 @ $43-45.

Noble Bill Jennings               ChevronTexaco       8/2002        43-45     Rate effective 7/17/2002. From 7/02/2002 - 7/16/2002
                                                                              rate was $39-41. Bid to PEMEX.

Noble Johnnie Hoffman                 Stone           9/2002        26-28     Rate effective 5/15/2002.

Noble Sam Noble                Houston Exploration    8/2002        26-28     Rate effective 6/22/2002 for +/- 45 days, plus option
                                                                              well at mutually agreed rate.

Noble Gene Rosser                    Apache           8/2002        22-23     Rate effective 5/10/2002 through +/- 8/31/2002. Bid
                                                                              to PEMEX.

Noble John Sandifer                   Devon           8/2002        28-30     Rate effective on 7/18/2002 for +/- 30 days.

Noble Tom Jobe                       Aviara           8/2002        26-28     Rate effective 7/01/2002 for +/- 35 days, plus option
                                                                              well at mutually agreed rate.

Noble Earl Frederickson           ChevronTexaco       8/2002        23-25     Rate effective 6/16/2002.

Noble Carl Norberg             Houston Exploration    8/2002        24-26     Rate effective 6/23/2002.

SEMISUBMERSIBLES (8)
--------------------
Noble Paul Romano                     Shell           12/2002       94-96     One-year option from 12/2002 at mutually agreed terms
                                                                              and conditions.

Noble Jim Thompson                    Shell           7/2004       154-156    Contract has been extended for two years @ $154-156
                                                                              from 7/01/2002.

Noble Amos Runner                  Kerr-McGee         8/2004       146-148    Rig down for 12 days in July for repairs to the BOP.

Noble Max Smith                      Stacked          1/2005                  Rig off contract on 7/10/2002. Rig is contracted to
                                                                              Amerada Hess and Anadarko for 456.25 days each over a
                                                                              five-year period from 1/2000. Both parties have the
                                                                              right but not the obligation to use the rig in 2002.
                                                                              Amerada Hess has +/- 216 days remaining and Anadarko
                                                                              has +/- 198 days remaining of their original
                                                                              commitment. In 2003 both parties are obligated to
                                                                              utilize the rig for 95 days each @ $154-156.

Noble Homer Ferrington             ExxonMobil         3/2005        89-91     Rate effective 6/05/2002 for 90 days @ $89-91 in +/-
                                                                              4,200' of water. One option well (workover) for 90
                                                                              days @ $79-81. Rig is contracted to Mariner Energy
                                                                              and Samedan for 660 days each over a five-year period
                                                                              from 3/2000. Mariner has +/- 210 days remaining and
                                                                              Samedan has +/- 380 days remaining of their original
                                                                              commitment.

Noble Clyde Boudreaux               Shipyard                                  Engineering complete. Structural steel work being
                                                                              carried out on hull. Procuring certain long lead time
                                                                              capital equipment.

Noble Lorris Bouzigard (ex-96)      Shipyard                                  Rig undergoing upgrade/refurbishment to living
                                                                              quarters and drilling equipment. Anticipate rig to be
                                                                              available for service in 4Q 2002.

Noble Therald Martin (ex-97)        Shipyard                                  Rig undergoing upgrade/refurbishment to living
                                                                              quarters and drilling equipment. Anticipate rig to be
                                                                              available for service in 1Q 2003.

SUBMERSIBLES (3)
----------------
Noble Fri Rodli                      Stacked                                  Stacked cold.

Noble Joe Alford                    Westport          9/2002        21-23     Rate effective 6/26/2002.

Noble Lester Pettus                   LLOG            8/2002        18-20     Rate effective 4/09/2002.

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JULY 25, 2002

                                                                  YEAR
                                                                  BUILT/       WATER
RIG                            RIG DESIGN                        REBUILT       DEPTH         LOCATION
---                            ----------                        -------       -----         --------
INTERNATIONAL (32)
------------------

MEXICO JACKUP (1)
-----------------

Noble Lewis Dugger             Levingston Class 111-C (T)        1977/1997     300'-IC    Bay of Campeche

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor               BakMar BMC 150 IC                 1982/1993     150'-IC    Brazil

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff               Noble EVA 4000TM (T)              1981/1998    8,900'-DP   Brazil

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius             Gusto Engineering Pelican (T)        1981      5,000'-DP   Brazil





Noble Roger Eason              Neddrill (T)                         1977      6,000'-DP   Brazil

Noble Muravlenko               Gusto Engineering Ice Class (T)   1982/1997    4,000'-DP   Brazil

NORTH SEA JACKUPS (8)
---------------------

Noble Al White                 CFEM T-2005 C (T)                 1982/1997     360'-IC    Netherlands



Noble Byron Welliver           CFEM T-2005 C (T)                    1982       300'-IC    Denmark

Noble Kolskaya                 Gusto Engineering (T)                1985       330'-IC    Netherlands




Noble George Sauvageau         NAM (T)                              1981       300'-IC    Netherlands


Noble Ronald Hoope             MSC/CJ46 (T)                         1982       250'-IC    Netherlands



Noble Piet van Ede             MSC/CJ46 (T)                         1982       250'-IC    Netherlands

Noble Lynda Bossler            MSC/CJ46 (T) (Z)                     1982       250'-IC    Netherlands


Noble Julie Robertson          Baker Marine Europe Class (T)        1981      390'-IC**   United Kingdom

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld        Offshore SCP III Mark 2 (T)       1979/2000      1,500'    United Kingdom




WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead          F&G L-780 MOD II-IC (T)           1982/1990     300'-IC    Nigeria

Noble Percy Johns              F&G L-780 MOD II-IC (T)           1981/1995     300'-IC    Nigeria

Noble Roy Butler               F&G L-780 MOD II-IC (T)              1982       300'-IC    Nigeria

Noble Ed Noble                 MLT Class 82-SD-C (T)             1984/1990     250'-IC    Nigeria


                                               ANTICIPATED
                                                 CONTRACT      DAYRATE
RIG                             OPERATOR        EXPIRATION      ($000)        COMMENTS
---                             --------       -----------     -------        --------
INTERNATIONAL (32)
------------------

MEXICO JACKUP (1)
-----------------

Noble Lewis Dugger                 Pemex           7/2004        56-58

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor                 Petrobras         3/2003        35-36

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff                 Petrobras         5/2005       138-140

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius               Petrobras         3/2005                     Commenced 3-year contract on 12/15/2001 @ initial
                                                                              rate of $107-109. Entered shipyard on 6/01/2002.
                                                                              Anticipated completion of shipyard work is now +/-
                                                                              9/20/2002, then recommence contract @ $109-111. Rig
                                                                              will be equipped with aluminum alloy riser.

Noble Roger Eason                Petrobras         12/2003       74-76

Noble Muravlenko                 Petrobras         3/2003        58-60

NORTH SEA JACKUPS (8)
---------------------

Noble Al White                 Elf Petroland       3/2003        72-74        On new rate of $72-74 on 5/31/2002 for +/- 110 days,
                                                                              then one well +/- 110 days @ $80-82, then one well
                                                                              +/- 110 days @ $63-64.

Noble Byron Welliver              Maersk           8/2003        63-65        One-year extension from 9/01/2002 @ $61-63.

Noble Kolskaya                  Wintershall        9/2002        62-64        Rig to Clyde on 6/02/2002 @ $76-78 through 6/28/2002,
                                                                              then stacked for 6 days. Then to Wintershall on
                                                                              7/05/2002 for 50 days @ $62-64, plus 100 day option
                                                                              at same dayrate. Rig idle for 27 days in 2Q 2002.

Noble George Sauvageau              NAM            4/2003        83-85        Rate effective from 4/10/2002 through 10/10/2002 @
                                                                              $83-85. Market rate adjustment on 10/10/2002.

Noble Ronald Hoope             Gaz de Franz        10/2002       69-71        Rate effective 5/07/2002 through +/- 8/15/2002, then
                                                                              one 70-day well, plus 90-day option well @ $57-59
                                                                              with TotalFinaElf.

Noble Piet van Ede             Gaz de Franz        12/2002       80-81

Noble Lynda Bossler              Shipyard                                     Rig released 7/19/2002. Rig to be in shipyard for +/-
                                                                              8-10 weeks for maintenance.

Noble Julie Robertson               BG             12/2002       87-88

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld         Kerr-McGee         8/2002        78-80        First well @ $68-70 through 5/29/2002, second well @
                                                                              $71-73 through 7/05/2002, third well +/- 45 days from
                                                                              7/05/2002 @ $78-80, plus 1 option well at mutually
                                                                              agreed rate.

WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead              Addax           4/2003        57-59

Noble Percy Johns               ExxonMobil         4/2003        57-59

Noble Roy Butler               ChevronTexaco       4/2003        51-53

Noble Ed Noble                  ExxonMobil         3/2003        51-53

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JULY 25, 2002

                                                                  YEAR
                                                                  BUILT/       WATER
RIG                            RIG DESIGN                        REBUILT       DEPTH         LOCATION
---                            ----------                        -------       -----         --------
Noble Lloyd Noble              MLT Class 82-SD-C (T)             1983/1990     250'-IC    Nigeria

Noble Don Walker               BakMar BMC 150 IC (T)                1982       150'-IC    Nigeria


                                              ANTICIPATED
                                                CONTRACT      DAYRATE
RIG                            OPERATOR        EXPIRATION      ($000)           COMMENTS
---                            --------       -----------     -------           --------
Noble Lloyd Noble             ChevronTexaco       10/2002       57-59

Noble Don Walker                  Shell           11/2002       59-60

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JULY 25, 2002

                                                                  YEAR
                                                                  BUILT/       WATER
RIG                            RIG DESIGN                        REBUILT       DEPTH         LOCATION
---                            ----------                        -------       -----         --------
ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney          F&G L-780 MOD II-IC (T)           1983/1998     300'-IC    UAE

Noble George McLeod            F&G L-780 MOD II-IC (T)           1981/1995     300'-IC    UAE

Noble Gus Androes              Levingston Class 111-C (T)        1982/1996     300'-IC    Qatar

Noble Chuck Syring             MLT Class 82-C (T)                1976/1996     250'-IC    Qatar

Noble Crosco Panon             Levingston Class 111-C (T)        1976/2001     300'-IC    Qatar


Noble Charles Copeland         MLT Class 82-SD-C (T)             1979/2001     250'-IC    Qatar




Noble Jimmy Puckett            F&G L-780 MOD II-IC (T)           1982/2002     300'-IC    Qatar

INDIA JACKUP (1)
----------------
Noble Ed Holt                  Levingston Class 111-C (T)        1981/1994     300'-IC    India

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard               F&G 9500 Enhanced Pacesetter         1986       10,000'    Dalian, China

Bingo 9000 - 3                 Trosvik Bingo 9000                   1999     10,000' ***  Dalian, China




Bingo 9000 - 4                 Trosvik Bingo 9000                   1999     10,000' ***  Dalian, China


                                                  ANTICIPATED
                                                    CONTRACT      DAYRATE
RIG                                OPERATOR        EXPIRATION      ($000)     COMMENTS
---                                --------       -----------     -------     --------
ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney                  NDC            5/2003        53-54

Noble George McLeod                    NDC            6/2003        53-54

Noble Gus Androes                    Maersk           12/2002       53-55

Noble Chuck Syring                   Maersk           6/2003        50-52

Noble Crosco Panon             Elf Petroleum Qatar    12/2002       39-41     Rig down from 5/30/2002 through 6/14/2002 for SCR
                                                                              repair.

Noble Charles Copeland            ChevronTexaco       3/2003        11-13     Rig released 7/18/2002. Next to ChevronTexaco for
                                                                              one-well, Petronas for 2 wells @ 53-56 on +/-
                                                                              8/31/2002. Rig will be on standby rate of $11-13
                                                                              until commencement of contract.

Noble Jimmy Puckett            Dolphin Energy Ltd.    9/2002        55-56

INDIA JACKUP (1)
----------------
Noble Ed Holt                         ONGC            11/2002       33-35

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard                    Shipyard                                  Completing engineering.

Bingo 9000 - 3                      Shipyard                                  Baredeck hull. Rig 3 and Rig 4 purchased 3/27/2002
                                                                              for $45.0 million. Seller has option to repurchase
                                                                              the rigs for $56.0 million. Option must be exercised
                                                                              by 12/27/2002 with a closing date of 3/27/2003.

Bingo 9000 - 4                      Shipyard                                  See Bingo 9000-3

----------
(T)      Denotes Top Drive.

(Z)      Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 1Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.

(**) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(***)    Baredeck hull constructed as capable to operate in 10,000' of water.